Balance Sheet - USD ($)	Apr. 30, 2019	Oct. 31, 2018
CURRENT ASSETS
Cash	$ 190,753	$ 200,000
Accounts receivable
Prepaid expenses
Total Current Assets	190,753	200,000
Fixed assets, net
OTHER ASSETS
Security deposits
Total Other Assets
Long-term Assets - Operating Lease Right of Use Asset	159,281
TOTAL ASSETS	350,034	200,000
CURRENT LIABILITIES
Accounts payable and accrued expenses	4,572
Current portion of notes payable
Liability for common stock to be issued		12,600
Liability for preferred stock to be issued
Total Current Liabilities	4,572	12,600
Long-term Liabilities - Operating Lease	162,367
TOTAL LIABILITIES	166,939	12,600
STOCKHOLDERS' DEFICIT
Preferred stock value
Common stock value	352	343
Additional paid in capital	212,698	199,857
Accumulated Deficit	(29,955)	(12,800)
Total Stockholders' Equity	183,095	187,400
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 350,034	$ 200,000